                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Data of earliest event reported)

                                   May 1, 1999

                        FIRST SIERRA RECEIVABLES IV, INC.
                        ---------------------------------
             (exact name of Registrant as specified in its charter)



            Delaware                  333-12199-01              76-0589331
-------------------------------     ----------------        ------------------
(State or Other Jurisdiction of     (Commission File           (IRS Employer
         Incorporation)                 Number)             Identification No.)


Suite 7050
600 Travis Street
Houston, TX                                                       77002
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(Address of Principal Executive)                               (Zip Code)


        Registrant's telephone number, including area code: 713-221-8822